Filed Pursuant to Rule 497(a)
File No. 333-178838
Rule 482 Ad

For Immediate Release

AVENUE INCOME CREDIT STRATEGIES FUND
ANNOUNCES EFFECTIVENESS OF REGISTRATION STATEMENT
RELATING TO RIGHTS OFFERING

NEW YORK, NY, February 17, 2012 –Avenue Income Credit Strategies Fund (NYSE: ACP) (the “Fund”) announces that the U.S. Securities and Exchange Commission today declared effective the Fund’s registration statement relating to the issuance of transferable rights (“Rights”) by the Fund to its shareholders of record as of the record date entitling the holders of these rights to subscribe (the “Offer”) for common shares of beneficial interest (the “Common Shares”).  The board of trustees of the Fund (the “Board”) approved the terms of the Offer on February 10, 2012.  The Board, based on the recommendations and presentations of Avenue Capital Management II, L.P., the Fund’s investment adviser (the “Adviser”), Avenue Europe International Management, L.P., the Fund’s subadviser (the “Subadviser,” and together with the Adviser, the “Avenue Managers”) and others, determined that it is in the best interests of the Fund and the holders of its Common Shares (the “Common Shareholders”) to increase the assets of the Fund available for investment and thereby to conduct the Offer.  In making this determination, the Board considered a number of factors, including potential benefits and costs (including potential dilution).  In particular, the Board considered the Avenue Managers’ belief that the Offer would better enable the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s primary investment objective to seek a high level of current income with a secondary objective of capital appreciation.  The Offer also seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to a sales load).

The Fund will distribute to Common Shareholders of record one Right for each Common Share held on the record date.  Common Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however any Common Shareholder who is issued fewer than three Rights will be entitled to subscribe for one Common Share of the Fund.  Fractional Common Shares will not be issued.

The ex-date for the Offer is February 22, 2012.  The record date for the Offer is February 24, 2012 (the “Record Date”).  The subscription period will expire on March 23, 2012, unless extended by the Fund (the “Expiration Date”).  The Rights are transferable and will be listed for trading on the New York Stock Exchange (the “NYSE”) under the symbol “ACP RT” during the course of the Offer.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be equal to 90% of the average of the last reported sales price of a Common Share of the Fund on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”).  If, however, the Formula Price is less than 80% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 80% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on that day.  The estimated subscription price has not yet been determined by the Fund.

The Rights will be transferable, with the subscription period commencing on the Record Date and expiring on the Expiration Date, unless extended by the Fund.  Rights may be exercised at any time during the subscription period.

Common Shareholders as of the Record Date (“Record Date Common Shareholders”) who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling these Common Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus for the Offer to Record Date Common Shareholders within the United States shortly following the Record Date.  To exercise their Rights, Common Shareholders who hold their Common Shares through a broker, custodian or trust company, should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf.  Common Shareholders who do not hold Common Shares through a broker, custodian or trust company, should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus.

The Fund is a recently organized, non-diversified, closed-end management investment company.  The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.  Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including repurchase and reverse repurchase agreements and derivative instruments) of issuers that operate in a variety of industries and geographic regions.  The Fund invests all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities.  Shares of closed-end funds frequently trade at a discount to net asset value.  The price of the Fund’s Common Shares is determined by a number of factors, many of which are beyond the control of the Fund.

The Fund’s investment adviser is Avenue Capital Management II, L.P. and the Fund’s subadviser is Avenue Europe International Management, L.P.  The Adviser and the Subadviser are both part of Avenue Capital Group which comprises four registered investment advisers that have expertise investing in stressed and distressed obligations throughout the world. Avenue Capital Group was founded in 1995 by Marc Lasry and Sonia E. Gardner. As of January 31, 2012, Avenue Capital Group had approximately $12.5 billion in assets under management.

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Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.  The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.  For further information regarding the Fund’s Offer, or to obtain a prospectus, when available, please contact the Fund’s Information Agent:

Georgeson Inc.
199 Water Street – 26th Floor
New York, NY 10038
(888) 867-6963

The information in this communication is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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